EXHIBIT 10.6

THE INDUSTRIAL DEVELOPMENT CORPORATION OF GOODING COUNTY, IDAHO

$7,640,000
SOLID WASTE DISPOSAL REVENUE BONDS
(INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC PROJECT) SERIES 2006

BOND PLACEMENT AGREEMENT

November 3, 2006

The Industrial Development Corporation
of Gooding County, Idaho
c/o Gooding County Courthouse
624 Main Street
Gooding, Idaho 83330

Ladies and Gentlemen:

Ferris, Baker Watts, Incorporated (the “Placement Agent”) offers to enter into this agreement with The Industrial Development Corporation of Gooding County, Idaho (the “Issuer”), a public corporation duly organized and existing under the Constitution and laws of the State of Idaho (the “State”), Intrepid Technology and Resources Biogas, LLC, an Idaho limited liability company (the “Company”) and Intrepid Technology and Resources, Inc. (the “Corporation”), providing for the sale by the Issuer and the placement by the Placement Agent of the Issuer’s Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, in the aggregate principal amount of $7,640,000 (the “Bonds”). Acceptance of this offer shall be evidenced by the execution and delivery to the Placement Agent of this Agreement by the President or other authorized officer of the Issuer (each an “Authorized Issuer Representative”), the manager of the Company and an authorized officer of the Corporation on or before 3:00 p.m. Mountain Time on the date hereof.  Upon such acceptance, this Agreement shall be in full force and effect in accordance with its terms and shall be binding upon the Issuer, the Company, the Corporation and the Placement Agent.  Capitalized terms used and not defined herein shall have the meanings given such terms in the Indenture (as hereafter defined).

1.

Purpose of the Financing

.  The Company has requested that the Issuer issue the Bonds to (a) finance the certain solid waste disposal facilities to be owned by the Company and located on two existing dairy farms in the counties of Gooding and Minidoka, Idaho (collectively, the “Project”), (b) pay interest on the Bonds during construction of the Project, (c) fund a debt service reserve fund for the benefit of the owners of the Bonds and (d) pay certain costs relating to the issuance of the Bonds, and the Issuer has duly authorized the issuance of the Bonds for such purposes pursuant to a resolution adopted by the Issuer on October 3, 2006 (the “Resolution”).  The Bonds shall be issued under and secured by an Indenture of Trust dated as of November 1, 2006 (the “Indenture”), by and between the Issuer and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), and the Issuer and the Company shall concurrently enter into a Loan Agreement (the “Loan Agreement”) dated as of November 1, 2006, providing for the making of a loan by the Issuer to the Company.  Repayment of the Bonds and the Company’s obligations under the Loan Agreement will be further secured by (i) the Guaranty dated as of November 1, 2006 (the “Guaranty”) of the Corporation, (ii) the Leasehold Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement from the Company to the Trustee dated as of November 1, 2006 (the “Mortgage”), (iii) the Collateral Assignment of Contracts, Permits, Licenses and Plans from the Company to the Trustee dated as of November 1, 2006 (the “Collateral Assignment”), (iv) the Environmental Indemnity Agreement from the Company and the Corporation to the Trustee dated as of November 1, 2006 (the “Environmental Indemnity”) and (v) the Limited Liability Company Pledge Agreement between the Corporation and the Trustee dated as of November 1, 2006 (the “Pledge Agreement”) (collectively, this Agreement, the Indenture, the Loan Agreement, the Guaranty, the Mortgage, the Collateral Assignment, the Environmental Indemnity, the Pledge Agreement and the Tax Agreement as defined in the Indenture are hereinafter referred to as the “Financing Documents”).

2.

Bonds as Limited Obligations

.  The Placement Agent understands that the Bonds, together with premium, if any, and interest thereon, shall be special, limited obligations of the Issuer payable solely from the amounts held or received by the Trustee under and in accordance with the terms of the Financing Documents (excepting this Agreement and the Tax Agreement) and shall be a valid claim of the respective registered owners thereof only against said sources of payment.  NEITHER THE STATE, GOODING COUNTY, IDAHO (THE “COUNTY”) OR ANY OTHER MUNICIPAL CORPORATION, QUASI-MUNICIPAL CORPORATION, SUBDIVISION OR AGENCY OF THE STATE IS OBLIGATED TO PAY THE PRINCIPAL OR THE INTEREST ON THE BONDS.  NO TAX FUNDS OR GOVERNMENTAL REVENUE MAY BE USED TO PAY THE PRINCIPAL OR INTEREST ON THE BONDS.  NEITHER ANY OR ALL OF THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE, THE COUNTY, OR ANY OTHER MUNICIPAL CORPORATION, QUASI-MUNICIPAL CORPORATION, SUBDIVISION OR AGENCY THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR THE INTEREST ON THE BONDS.  THE ISSUER HAS NO TAXING POWER.  No recourse shall be had for the payment of principal of or interest or premium, if any, on the Bonds or for any claim based thereon or upon any indenture, against any past, present or future official, officer or employee of the Issuer or any successor corporation, as such, either directly or through the Issuer, or any successor corporation, under any rule of law or equity, statute or constitution, or by the enforcement of any assessment or penalty or otherwise; and all such liability of any such official, officer or employee, as such, is hereby expressly waived and released as a condition of and in consideration for the issuance and sale of the Bonds.

3.

Issuance, Sale and Purchase of the Bonds

.  On the basis of the representations and warranties contained herein and subject to the terms and conditions set forth herein, the Issuer agrees to issue for placement by the Placement Agent, and the Placement Agent agrees to place, the aggregate principal amount of the Bonds at a price of $7,640,000, plus accrued interest to the Closing Date (as hereafter defined).  The Bonds shall be dated as of November 1, 2006, and shall bear interest at the rates, shall be subject to redemption prior to maturity, and shall mature in the years, as set forth in Exhibit A attached hereto.  The delivery of the Bonds (the “Closing”) shall be at such place and time as may be agreed to by the Issuer, the Company and the Placement Agent (but in no event later than November 7, 2006 unless otherwise agreed to in writing by the parties) (the “Closing Date”), upon payment therefor by wire drawn on the account of the Placement Agent and payable to the order of the Issuer (or to the Trustee on behalf of the Issuer).  The Bonds, the Financing Documents, and the Private Placement Memorandum of the Issuer prepared with respect to the issuance and sale of the Bonds dated November 6, 2006 (the “Private Placement Memorandum”), shall be delivered on the Closing Date at the offices of Chapman and Cutler LLP, in Chicago, Illinois or such other place as to which the Issuer, the Company and the Placement Agent may agree in writing.

The Financing Documents, the Private Placement Memorandum and the Bonds shall be in the form previously furnished to the Issuer, with such subsequent modifications as may be approved by the Issuer, the Company, the Corporation and the Placement Agent.  The Bonds shall be delivered in book-entry form, in authorized denominations of $100,000 and multiples of $5,000 in excess thereof with one typewritten bond for each maturity, registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of The Depository Trust Company (“DTC”), as nominee for DTC, as registered owner of all the Bonds, duly executed and authenticated, with CUSIP identification numbers typed thereon.  Neither the failure to type CUSIP identification numbers on the Bonds nor any error with respect thereto shall constitute cause for a failure or refusal by the Placement Agent to accept delivery of and pay for the Bonds in accordance with the terms hereof.

Neither the Bonds, any underlying security, nor the Indenture will be registered or qualified under the Securities Act of 1933, as amended, or the Trust Indenture Act of 1939, as amended.  The Bonds will be offered and sold pursuant to an exemption granted by the Securities Act of 1933 and shall not be offered or sold except to no more than 35 “accredited investors” or “qualified institutional buyers,” as such terms are defined in Rule 501 and Rule 144A, respectively, each as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

4.

Private Placement Memorandum; Offering by Placement Agent

.  Prior to the Closing Date, the Issuer will deliver to the Placement Agent a copy of the Private Placement Memorandum executed on behalf of the Issuer by an Authorized Issuer Representative.

(a)

The Issuer and the Company will cooperate, upon request of the Placement Agent and at the expense of the Company, in the qualification of the Bonds for sale under the laws of such jurisdictions as the Placement Agent designates and will cooperate, if necessary therefor, in the continuance of such qualifications in effect so long as required for the distribution of the Bonds; provided, however, that the Issuer shall not be required to qualify as a “foreign corporation” or to file any general consents to service of process under the laws of any state or to comply with any other requirements deemed by the Issuer to be unduly burdensome.

(b)

The Placement Agent represents and warrants that it will offer the Bonds only pursuant to the Private Placement Memorandum, and only in states where the offer and sale of the Bonds are legal, either as exempt securities, as exempt transactions or as a result of due registration of the Bonds for sale in any such state and only to such initial investors who agree to execute an Investor Letter in the form included in Appendix A to the Private Placement Memorandum.  The Placement Agent agrees to make a bona fide private offering of the Bonds at the initial prices set forth in the Private Placement Memorandum, but the Placement Agent

reserves the right to change such prices or yields as it may deem necessary or desirable in connection with the placement and sale of the Bonds and to sell or place the Bonds to dealers at certain concessions to be determined by the Placement Agent, provided that the Placement Agent obtains the prior consent of the Company to such changes and concessions to the extent that such changes and concessions adversely affect the interest cost to the Company.  The Placement Agent shall provide such certificates with respect to the placement and sale prices of the Bonds as shall be reasonably required by Bond Counsel in connection with the issuance of the Bonds.

5.

Issuer Representations and Warranties

.  The Issuer represents, warrants and agrees as follows as of the date hereof and as of the Closing Date:

(a)

The Issuer is a public corporation, duly organized and existing under the Constitution and laws of the State, and the Issuer is authorized to issue the Bonds under the Constitution and laws of the State, including Section 5 of Article VIII of the Constitution of the State and Title 50, Chapter 27, of the Idaho Code, as amended (the “Act”), and a resolution of the Issuer adopted on October 3, 2006 (the “Resolution”).

(b)

The Issuer has the requisite authority to enter into this Agreement.  This Agreement has been duly authorized, executed and delivered by the Issuer and, assuming the due authorization, execution and delivery by the other parties hereto, will constitute a valid and binding obligation of the Issuer, enforceable in accordance with its terms (subject to any applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors’ rights or remedies generally.)

(c)

The Issuer has the requisite authority to execute the Bonds and when delivered and paid for at the Closing in accordance with the provisions of this Agreement, the Resolution and the Indenture, the Bonds will have been duly authorized, executed and issued and will constitute valid and binding special, limited obligations of the Issuer enforceable in accordance with their respective terms and entitled to the benefits and security of the Indenture (subject to any applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors’ rights or remedies generally).

(d)

The Issuer has the requisite authority to enter into the Indenture, the Loan Agreement and the Tax Agreement, and the Issuer has duly authorized and approved their execution and delivery.  The Indenture, the Loan Agreement and the Tax Agreement when each of them has been executed by the Issuer will, assuming due authorization, execution and delivery by the other parties thereto, constitute valid and binding obligations of the Issuer, enforceable in accordance with their respective terms (subject to applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors’ rights or remedies generally).

(e)

The adoption of the Resolution and the execution of the Indenture, the Loan Agreement, the Tax Agreement, the Bonds and this Agreement and compliance by the Issuer with the provisions thereof and hereof, under the circumstances contemplated thereby and hereby, to the knowledge of the Issuer, do not and will not in any material respect conflict with or constitute on the part of the Issuer a breach of or default under any indenture, deed of trust, mortgage, agreement, or other instrument to which the Issuer is a party, or conflict with, violate, or result in a breach of any existing law, public administrative rule or regulation, judgment, court order or consent decree to which the Issuer is subject.

(f)

The Resolution and the forms of the Indenture, the Loan Agreement, the Tax Agreement, the Bonds and this Agreement were adopted or approved at a duly convened meeting of the Issuer, with respect to which all legally required notices were duly given, and at which meeting a quorum was present and acting at the time adoption thereof.

(g)

The Bonds are special, limited obligations of the Issuer, payable solely out of the revenues or other receipts, funds or moneys of the Issuer pledged under the Indenture and from any amounts otherwise available thereunder for the payment of the Bonds.  Neither the State, the County or any other municipal corporation, quasi-municipal corporation, subdivision or agency of the State is obligated to pay the principal or the interest on the Bonds.  No tax funds or governmental revenue may be used to pay the principal or interest on the Bonds.  Neither any or all of the faith and credit nor the taxing power of the State, the County or any other municipal corporation, quasi-municipal corporation, subdivision or agency thereof is pledged to the payment of the principal or the interest on the Bonds.  The Issuer has no taxing power.

(h)

Except with respect to defaults under certain obligations of the Issuer in which it has acted only as a conduit issuer for the benefit of borrowers, the Issuer, to the best of its knowledge, has never defaulted and is not now in default with respect to, any bonds, notes or other obligations which it has issued within the meaning of the Act.

(i)

It is specifically understood and agreed that the Issuer makes no representation as to the financial position or business condition of the Company or the Corporation or the suitability of the Project for its intended purpose or the ability of the Company to meet its obligations under the Loan Agreement.  It is also specifically understood and agreed that the Issuer does not represent or warrant as to the correctness, completeness or accuracy of any of the statements, information (financial or otherwise), representations or certifications furnished or to be made and furnished by the Company or the Corporation in connection with the execution and delivery of this Agreement, the Loan Agreement, the Private Placement Memorandum or the consummation of the transactions contemplated thereunder or in connection with the sale of the Bonds.

(j)

The information with respect to the Issuer contained in the Private Placement Memorandum under the Section entitled “THE ISSUER” and, to the extent applicable to the Issuer, the second sentence of the Section entitled “LITIGATION” does not at the date hereof contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect for the purposes for which the Private Placement Memorandum is to be used.

6.

Company and Corporation Representations and Warranties

.  The Company and the Corporation, jointly and severally, represent, warrant and agree as follows as of the date hereof and as of the Closing Date:

(a)

The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State.  The Company has the power to enter into this Agreement and the Financing Documents to which it is a party and the transactions contemplated hereunder and thereunder and has, by proper action, duly authorized the execution and delivery of the Financing Documents to which it is a party and the performance of its obligations hereunder and thereunder.

(b)

Neither the Company nor the Corporation is in default in the payment of the principal of or interest on any of its indebtedness for borrowed money or in default under any instrument under and subject to which any indebtedness has been incurred, and no event has occurred and is continuing under the provisions of any such instrument that with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

(c)

Except as disclosed in the Private Placement Memorandum, there is no litigation at law or in equity or any proceeding before any governmental agency involving the Company or the Corporation pending or, to the best knowledge of the Company or the Corporation, threatened in which any liability of the Company or the Corporation is not adequately covered by insurance or for which adequate reserves are not provided or for which any judgment or order would have a material adverse effect upon the business or assets of the Company or the Corporation or affect the existence or authority to do business of the Company or the Corporation, the acquisition, development, construction, renovation, equipping or operation of the Project, the validity of this Agreement or any of the Financing Documents to which it is a party, or the performance by the Company of its obligations hereunder or thereunder.

(d)

The execution and delivery by the Company and the Corporation of this Agreement and the Financing Documents to which either of them is a party, the performance of their obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated do not and will not conflict with, or constitute a breach or result in a violation of (i) any of the organizational or operational documents of the Company or the Corporation, or any agreement or other instrument to which the Company or the Corporation is a party or by which the Company or the Corporation is bound or, (ii) to the best of the Company’s or the Corporation’s knowledge after due investigation, any constitutional or statutory provision or order, rule, regulation, decree or ordinance of any court, government or governmental authority having jurisdiction over the Company or the Corporation or the property of either of them.

(e)

To the extent now obtainable, the Company has obtained all consents, approvals, authorizations and orders (collectively, the “Consents”), including without limitation Consents of any governmental or regulatory authority or lessors or lessors’ lenders, that are required to be obtained as a condition precedent to the issuance of the Bonds or the completion of the Project, the execution and delivery of this Agreement and the Financing Documents to which the Company is a party, and the performance by the Company of its obligations hereunder and thereunder.  The Company shall obtain when needed all other Consents required for the operation of the Project and the performance of its obligations under the Financing Documents and has no reason to believe that all such Consents not currently obtainable cannot be obtained when needed.

(f)

The Private Placement Memorandum does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect for the purposes for which such Private Placement Memorandum is to be used.  This representation shall apply to all sections of the Private Placement Memorandum, except (i) the Sections of the Private Placement Memorandum entitled “THE ISSUER” and “THE BONDS—Book-Entry Only System,” (ii) to the extent not applicable to the Company or the Corporation, the Section of the Private Placement Memorandum entitled “LITIGATION,” and (iii) information pertaining to the Placement Agent, including the actions taken or to be taken by the Placement Agent in connection with the issuance and sale of the Bonds.  This representation shall apply to the statements and information in the Appendices to the Private Placement Memorandum, including any financial statements, operating models, or other financial or operational information of the Company or the Corporation and, to the best knowledge of the Company and the Corporation after due inquiry, to the Engineer’s Report attached thereto.

7.

Placement Agent Representations and Warranties

.  The Placement Agent represents, warrants and agrees as follows as of the date hereof and as of the Closing Date:

(a)

The Placement Agent is a corporation duly organized validly existing and in good standing under the laws of the State of Delaware, having all requisite corporate power and authority to carry on its business as it is now constituted;

(b)

The Placement Agent has received all information with respect to the Issuer which it has requested from the Issuer in order to place the Bonds and any and all information relating to the Issuer and its affairs which the Placement Agent has requested from the Issuer has been provided to the Placement Agent.

(c)

The Placement Agent has not relied on the Issuer for any information regarding the Company or the Project and has relied on the Issuer solely for the Information with respect to the Issuer contained in the Private Placement Memorandum under the Section entitled “THE ISSUER” and, to the extent applicable to the Issuer, the second sentence of the Section entitled “LITIGATION.”  The Placement Agent expressly relieves the Issuer and its agents, representatives and attorneys of any liability for failure of the Issuer to provide information regarding the Company or the Project, or for any untrue statement or material omission in any information regarding the Company or the Project that may have been provided by the Company or the Corporation and their agents, representatives and attorneys.

(d)

The Financing Documents and all other documents relating to the issuance of the Bonds have been reviewed by the Placement Agent and contain terms acceptable to, and agreed to by, the Placement Agent.

(e)

The Placement Agent has the requisite authority to enter into this Agreement.  This Agreement has been duly executed and delivered by the Placement Agent and, assuming the due authorization, execution and delivery by the other parties hereto, is the binding and valid obligation of the Placement Agent, enforceable in accordance with its terms, except that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors’ rights or remedies generally; and

(f)

The Placement Agent has not entered into any undisclosed financial or business relationships, arrangements or practices required to be disclosed in the Private Placement Memorandum relating to the Bonds pursuant to Securities and Exchange Commission Release No. 33-7049 34-33741; FR-42; File No. S7-4-94 (March 9, 1994) or required to be disclosed in the Private Placement Memorandum pursuant to the Municipal Securities Rulemaking Board rules.

8.

Conditions to Placement Agent’s Obligations

. The Placement Agent’s obligations hereunder to place the Bonds shall be subject to the performance by the Issuer of its obligations hereunder and by the Company of its obligations under the Financing Documents to which it is a party at or prior to the Closing Date, and to the following additional conditions at the Closing Date:

(a)

All official action of the Issuer relating to this Agreement and the other Financing Documents to which it is a party shall be in full force and effect and shall not have been amended, modified or supplemented, except as may have been agreed to by the Placement Agent, the Issuer and the Company.

(b)

At the Closing Date, this Agreement and the Financing Documents shall be in full force and effect and shall not have been amended, modified or supplemented, except as may have been agreed to by the Placement Agent, the Issuer and the Company.

(c)

Receipt by the Placement Agent of original executed copies of this Agreement and the Financing Documents.

(d)

Receipt by the Placement Agent of certificates of the Company and the Corporation certifying that there has been no material adverse change in the condition (financial or otherwise) of the Company or the Corporation between the most recent dates as to which information is given in the Private Placement Memorandum and the Closing Date, other than as reflected in or contemplated by the Private Placement Memorandum, and that there are on the Closing Date no material transactions or obligations (not in the ordinary course of business) entered into by the Company or the Corporation subsequent to the date of such Private Placement Memorandum, other than as reflected in or contemplated by the Private Placement Memorandum.

(e)

There being no material adverse change or development regarding title to or the condition of that certain real property and personal property as described in the Mortgage, together with a $7,640,000 leasehold mortgagee title insurance policy in favor of the Trustee and a survey of each Project site as of a date and otherwise in form and substance acceptable to the Placement Agent and the Issuer.

(f)

At the Closing Date, the Issuer shall have performed all of its obligations required under or specified in this Agreement and the Financing Documents to which it is a party to be performed on or before the Closing Date.

(g)

At the Closing Date, the Company shall have performed all of its obligations required under or specified in this Agreement and the Financing Documents to which it is a party to be performed on or before the Closing Date.

(h)

Delivery of the Bonds and acknowledgment by the Trustee of the Placement Agent’s receipt thereof.

(i)

Receipt by the Placement Agent of a certificate, dated the Closing Date and signed by an Authorized Issuer Representative to the effect that (i) the representations and warranties of the Issuer contained herein and in the other Financing Documents to which it is a party are true and correct in all material respects as of the Closing Date as if made on the Closing Date, and (ii) the Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(j)

Receipt by the Placement Agent of a certificate of the Company and the Corporation, satisfactory to the Placement Agent to the effect that (i) the representations and warranties of each of the Company and the Corporation contained herein and in the other Financing Documents to which it is a party are true and correct in all material respects as of the Closing Date as if made on the Closing Date, (ii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, and (iii) there is no litigation at law or in equity pending or to the knowledge of the Company or the Corporation, threatened to restrain or enjoin the issuance, sale or delivery of the Bonds or the financing, acquisition, development, construction, or operation of the Project, the entering by the Company into the transactions relating to the issuance, sale and delivery of the Bonds and application of the proceeds thereof as described in the Private Placement Memorandum, or in any way contesting or affecting the validity of the Bonds or any proceedings of the Company taken with respect to the issuance or the sale thereof or the financing of the Project.

(k)

Receipt by the Placement Agent of (i) the approving legal opinion, dated the Closing Date of Chapman and Cutler LLP, Chicago, Illinois (“Bond Counsel”) substantially in the form of Appendix D attached to the Private Placement Memorandum and (ii) a supplemental opinion of Bond Counsel and a reliance letter addressed to the Placement Agent in form and substance satisfactory to the Placement Agent.

(l)

Receipt by the Placement Agent of an opinion of McGuireWoods LLP, McLean, Virginia, counsel to the Placement Agent, in form and substance satisfactory to the Placement Agent.

(m)

Receipt by the Placement Agent of an opinion, dated the Closing Date and addressed to the Placement Agent, Bond Counsel, the Trustee, the Company and the Issuer of Duane Morris LLP, New York, New York, counsel to the Company, in form and substance satisfactory to the Placement Agent.

(n)

Receipt by the Placement Agent of an opinion, dated the Closing Date and addressed to the Placement Agent, Bond Counsel, the Trustee, the Company and the Issuer of

Givens Pursley LLP, Boise, Idaho, local Idaho counsel to the Company, in form and substance satisfactory to the Placement Agent.

(o)

Receipt by the Placement Agent of a letter of R.W. Beck, Inc. relating to its Engineer’s Report dated May 16, 2006 with respect to the Project, addressed to the Placement Agent, in form and substance satisfactory to the Placement Agent.

(p)

Receipt by the Placement Agent of a certificate of Wild Horse Environmental, LLC in form and substance satisfactory to the Placement Agent.

(q)

Delivery by the fee owners, ground lessors and mortgagees of property on which any part of the Project is located of subordination, nondisturbance and attornment agreements and estoppel certificates in form and substance satisfactory to the Placement Agent.

(r)

Consents of the parties, other than the Company and the Corporation, to contracts or agreements assigned to the Trustee pursuant to the Collateral Assignment and referenced in the Private Placement Memorandum in form and substance satisfactory to the Placement Agent.

Such additional legal opinions, certificates, instruments and other documents as the Placement Agent or its counsel may reasonably request to evidence the truth and accuracy, as of the date hereof and as of the Closing Date, of the statements and information contained in the Private Placement Memorandum and such additional legal opinions, certificates, instruments and other documents as the Placement Agent, its counsel or Bond Counsel may reasonably request to evidence the due performance or satisfaction by the Issuer and the Company at or prior to the Closing Date of all agreements then to be performed and all conditions then to be satisfied by the Issuer and the Company.

The Placement Agent reserves the right to waive any of the conditions to its obligations contained in this Agreement.

All the opinions, letters, certificates, instruments and other documents mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions thereof if, but only if, they are in form and substance reasonably satisfactory to the Placement Agent and the Issuer.

If the Issuer or the Company shall be unable to perform or fulfill the conditions to the Placement Agent’s obligations hereunder, or if the Placement Agent’s obligations hereunder shall be terminated for any reason permitted hereby, this Agreement shall terminate and neither the Placement Agent, the Issuer nor the Company shall be under further obligation hereunder; provided, however, that the Company shall remain liable for payment of all costs and expenses of the Issuer, the Placement Agent and their respective counsel.

9.

Conditions to Issuer’s Obligations

.  In addition to the preconditions set forth in the Indenture, the Issuer’s obligations hereunder shall be subject to the receipt of the following:

(a)

An opinion of counsel to the Placement Agent in form and substance satisfactory to the Issuer, including, without limitation, to the effect that an “undertaking” under

Rule 15c2-12, adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, is not necessary in connection with the issuance and sale of the Bonds.

(b)

Receipt by the Issuer from the Placement Agent of a summary in the form attached hereto as Exhibit B of the Placement Agent’s fees.

10.

Expenses; Indemnification

.  Subject to the terms and conditions of the engagement letters or similar written agreements executed by and among the respective parties, between the Company and Chapman and Cutler LLP, between the Corporation and McGuireWoods LLP and between the Corporation and Givens Pursley LLP, the Company agrees to pay or cause to be paid the following fees and expenses from funds available to the Company from Bond proceeds or otherwise, except that the Company shall pay or cause to be paid such fees and expenses in excess of 2% of the principal amount of the Bonds from funds other than proceeds of the Bonds: (i) a placement fee in the amount of $171,900 and administrative fees in the amount of $16,181.07 to the Placement Agent; and (ii) upon the placement of the Bonds by the Placement Agent on the Closing Date, the fees and disbursements of all counsel to the Company, Bond Counsel, counsel to the Placement Agent, counsel to the initial purchaser of the Bonds, the administrative fees of the Placement Agent, and all disbursements and out-of-pocket expenses incurred in connection with the issuance and sale of the Bonds to the Placement Agent, including the expenses of the Issuer, the fees and expenses of counsel to the Issuer, the costs of the Issuer of complying with this Agreement, the acceptance fee and disbursements of the Trustee, the cost of preparing the Bonds, the cost of preparing the Financing Documents and all closing certificates and opinions, the cost of printing the Private Placement Memorandum, travel expenses, fees for obtaining CUSIP identification numbers and any fees that are required for registration of the Bonds under any state securities laws.

The Company agrees to indemnify, protect, defend and hold harmless the Issuer, the Placement Agent and any member, officer, director, employee, agent, or attorney of the Issuer or the Placement Agent, and each person, if any, who controls the Issuer or the Placement Agent within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (collectively, the “Indemnified Parties”), against any and all losses, claims, damages, liabilities or expenses whatsoever, including reasonable counsel fees, caused by, or which arise out of or relate to, any untrue statement or misleading statement or alleged untrue statement or alleged misleading statement, of a material fact contained in this Agreement or incorporated therein by reference or supplied by the Company or the Corporation in connection with the placement of the Bonds in accordance with the terms hereof and the Private Placement Memorandum (the “Disclosure Materials”), or which arise out of or relate to, any omission or alleged omission from such Disclosure Materials of any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the provisions of this section shall not apply to such misleading or untrue statement or any such omission of material fact so required to be stated or necessary and which is contained in information furnished in writing by the Issuer concerning the Issuer or by the Placement Agent concerning the Placement Agent.  This indemnity agreement is in addition to any other liability which the Company may otherwise have under the Financing Documents or otherwise.

11.

Termination

.  The Placement Agent may terminate this Agreement at any time prior to the Closing Date by written notice to the Issuer and the Company if between the date hereof and the Closing Date:

(a)

legislation shall have been enacted or proposed or actively considered for enactment by the U.S. Congress or adopted by either House of the Congress or favorably reported for passage to either House of the Congress by any committee of such House to which such legislation has been referred for consideration or enacted or proposed or actively considered for enactment by, or favorably reported for passage to, any legislative body of the State, or a decision by a court of the United States of America, including the Tax Court, shall have been rendered, or a ruling, regulation or official statement by or on behalf of the Treasury Department of the United States of America, the Internal Revenue Service or other governmental agency shall have been made or proposed, with respect to Federal or State taxation upon revenues or other income of the general character derived by the Issuer or upon interest received on obligations of the general character of the Bonds or other action or events shall have transpired that (i) may have the purpose or effect, directly or indirectly, of making interest on the Bonds subject to Federal income taxation or (ii) in the reasonable opinion of the Placement Agent materially adversely affects the market price of the Bonds or the market price generally of obligations of the general character of the Bonds;

(b)

any legislation, ordinance, rule or regulation shall have been enacted or proposed or actively considered for enactment by any governmental body, department or agency of the State, or any decision by any court of competent jurisdiction within the State shall have been rendered that in the reasonable opinion of the Placement Agent materially adversely affects the market price of the Bonds;

(c)

any legislation shall have been enacted or be proposed or actively considered for enactment, any decision by a court of the United States of America shall have been rendered or any stop order, ruling, regulation or official statement by or on behalf of the Securities and Exchange Commission or other governmental agency having jurisdiction of the subject matter shall have been made to the effect that obligations of the general character of the Bonds are not exempt from registration, qualification or other requirements of the Securities Act of 1933, as then in effect;

(d)

any event shall have occurred or shall exist that, in the reasonable opinion of the Placement Agent, makes untrue or incorrect as of the Closing Date any material statement or information contained in the Private Placement Memorandum or is not reflected in such Private Placement Memorandum but should be reflected therein as of such time in connection with the offering and sale of the Bonds in order to make the statements and information contained therein, in light of the circumstances under which they were made, not misleading as of such time;

(e)

in the reasonable opinion of the Placement Agent the market price of the Bonds, or the market price generally of obligations of the general character of the Bonds, has been materially adversely affected because (i) additional material restrictions not in force as of the date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange, (ii) the New York Stock

Exchange, other national securities exchange or any governmental authority shall have imposed as to the Bonds or similar obligations any material restrictions not now in force, or increased materially those now in force, with respect to the extension of credit by, or the charge to the net capital requirements of, the Placement Agent, (iii) a general banking moratorium shall have been established by Federal, New York or State authorities, or any devaluation of the dollar shall have been proposed or effected by any governmental authority of the United States of America, (iv) an outbreak or occurrence of domestic or international terrorism, or (v) war or an outbreak or escalation of hostilities involving the United States of America or other national or international calamity shall have occurred or any conflict involving the armed forces of the United States of America shall have occurred or escalated to such a magnitude as in the opinion of the Placement Agent materially adversely affects the market price of the Bonds or the market price generally of obligations of the general character of the Bonds; or

(f)

any litigation shall be instituted, pending or threatened to restrain or enjoin the issuance or sale of the Bonds or in any way contesting or affecting any authority for or the validity of the Bonds, the Financing Documents, the financing, acquisition, development, construction or operation of the Project, or the existence or powers of the Issuer.

12.

Notices

.  (a) Unless otherwise provided herein, all demands, notices, approvals, consents, requests, opinions and other communications hereunder to the parties below shall be in writing and shall be deemed to have been given when delivered in person, including by courier or overnight delivery service, or mailed by first class registered or certified mail, postage prepaid, addressed:

if to the Company:

Intrepid Technology and Resources Biogas, LLC

501 W. Broadway, Suite 200

Idaho Falls, Idaho 83402

Attention: Manager

if to the Corporation:

Intrepid Technology and Resources, Inc.

501 W. Broadway, Suite 200

Idaho Falls, Idaho 83402

Attention: President

if to the Issuer:

The Industrial Development Corporation of Gooding County, Idaho

c/o Gooding County Courthouse

624 Main Street

Gooding, Idaho 83330

Attention: President

if to the Placement Agent:

Ferris, Baker Watts, Incorporated

629 East Main Street, Suite 1200

Richmond, Virginia 23219

Attention: Tina K. Neal, Senior Vice President

13.

Miscellaneous

.  This Agreement is made solely for the benefit of the Placement Agent, the Issuer, the Corporation and the Company (including their successors or assigns), and no other person shall acquire or have any right hereunder or by virtue hereof. All the representations, warranties and agreements contained herein shall remain operative and in full force and effect, regardless of any investigations made by or on behalf of the Placement Agent, the Issuer, the Corporation or the Company and delivery of and payment for the Bonds hereunder.

14.

Effective Date

.  This Agreement shall become effective upon the execution of this Agreement and the acceptance hereof by the Issuer, the Company, the Corporation and the Placement Agent.

15.

Governing Law

.  The construction and enforcement of this Agreement shall be governed by the laws of State, without regard to its conflicts of laws principles.

16.

Execution in Counterparts; Facsimile Signatures

.  This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.  The parties hereto may evidence their acceptance, execution and delivery of this Agreement by facsimile signature.

17.

Severability

 . In case any one or more of the provisions of this Agreement shall, for any reason, be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provisions had not been contained herein.

[Signature Page Follows]

Very truly yours,

FERRIS, BAKER WATTS, INCORPORATED

By:

Tina K. Neal

Senior Vice President

Confirmed and Accepted

as of the date first above written:

THE INDUSTRIAL DEVELOPMENT CORPORATION

OF GOODING COUNTY, IDAHO

By:

Walt Nelson

President

Acknowledged and Consented

to as of the date first above written:

INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC,

an Idaho limited liability company

By Intrepid Technology and Resources, Inc., its Manager

By:

Dr. Dennis D. Reiser

Chief Executive Officer

INTREPID TECHNOLOGY AND RESOURCES, INC.,

an Idaho corporation

By:

Dr. Dennis D. Keiser

Chief Executive Officer

[Signature Page to Bond Placement Agreement]

S-1

Very truly yours,

FERRIS, BAKER WATTS, INCORPORATED

By:

Tina K. Neal

Senior Vice President

Confirmed and Accepted

as of the date first above written:

THE INDUSTRIAL DEVELOPMENT CORPORATION

OF GOODING COUNTY, IDAHO

By:

Walt Nelson

President

Acknowledged and Consented

to as of the date first above written:

INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC,

an Idaho limited liability company

By Intrepid Technology and Resources, Inc., its Manager

By:

Dr. Dennis D. Reiser

Chief Executive Officer

INTREPID TECHNOLOGY AND RESOURCES, INC.,

an Idaho corporation

By:

Dr. Dennis D. Keiser

Chief Executive Officer

[Signature Page to Bond Placement Agreement]

S-1

Very truly yours,

FERRIS, BAKER WATTS, INCORPORATED

By:

Tina K. Neal

Senior Vice President

Confirmed and Accepted

as of the date first above written:

THE INDUSTRIAL DEVELOPMENT CORPORATION

OF GOODING COUNTY, IDAHO

By:

Walt Nelson

President

Acknowledged and Consented

to as of the date first above written:

INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC,

an Idaho limited liability company

By Intrepid Technology and Resources, Inc., its Manager

By:

Dr. Dennis D. Reiser

Chief Executive Officer

INTREPID TECHNOLOGY AND RESOURCES, INC.,

an Idaho corporation

By:

Dr. Dennis D. Keiser

Chief Executive Officer

[Signature Page to Bond Placement Agreement]

S-1

Very truly yours,

FERRIS, BAKER WATTS, INCORPORATED

By:

Tina K. Neal

Senior Vice President

Confirmed and Accepted

as of the date first above written:

THE INDUSTRIAL DEVELOPMENT CORPORATION

OF GOODING COUNTY, IDAHO

By:

Walt Nelson

President

Acknowledged and Consented

to as of the date first above written:

INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC,

an Idaho limited liability company

By Intrepid Technology and Resources, Inc., its Manager

By:

Dr. Dennis D. Reiser

Chief Executive Officer

INTREPID TECHNOLOGY AND RESOURCES, INC.,

an Idaho corporation

By:

Dr. Dennis D. Keiser

Chief Executive Officer

[Signature Page to Bond Placement Agreement]

S-1

 EXHIBIT A

TERMS OF THE BONDS

The Industrial Development Corporation of Gooding County, Idaho

$7,640,000 7.5% Term Bonds due November 1, 2024, Price 100%

Dated Date:

November 1, 2006

Interest Payment Dates:

Each May 1 and November 1, commencing May 1, 2007

Principal Payment Dates:

Each November 1, commencing November 1, 2007

Redemption Provisions

In the manner and with the effect provided in the Indenture, the Bonds will be subject to redemption prior to maturity as described below (capitalized terms not otherwise defined shall have the meaning set forth in the Indenture).

Extraordinary Optional Redemption

The Bonds shall be redeemed in whole or in part, at any time upon the exercise by the Company of its option to accelerate the payment of all unpaid amounts payable by the Company pursuant to the provisions of the Loan Agreement upon the occurrence of certain events adversely affecting the Project or any substantial portion thereof, as more specifically described in Section 301.1 of the Indenture.  Any such redemption shall be made at 100% of the principal amount thereof, plus accrued interest to the redemption date.

Optional Redemption

The Bonds are subject to optional redemption by the Issuer, at the written direction of the Company, in whole or in part (in integral multiples of $5,000 provided that after such redemption the remaining principal amount of any such Bond shall be in an Authorized Denomination) on any date on or after November 1, 2016, at the redemption prices set forth below (expressed as a percentage of the principal to be redeemed) set forth below, plus accrued interest to the redemption date.

REDEMPTION DATE (Dates Inclusive)	REDEMPTION PRICE
November 1, 2016 to October 31, 2017	102%
November 1, 2017 to October 31, 2018	101%
November 1, 2018 and thereafter	100%

A-1

Special Mandatory Redemptions

(A)

The Bonds shall be redeemed by the Issuer, in whole but not in part, prior to maturity, not more than 180 days after receipt by the Company or the Issuer of notice that, under circumstances specified in Section 307(A) of the Indenture, as a result of failure by the Company to observe any covenant, agreement, representation or warranty in the Loan Agreement, the interest payable on the Bonds is includable in the gross income for federal income tax purposes of the owners or Beneficial Owners of the Bonds, other than a “substantial user” of the Project or a “related person” as defined in Section 147(a) of the Internal Revenue Code of 1986, as amended.  Any such redemption shall be made at a redemption price of 105% of the principal amount thereof, plus accrued interest to the redemption date.

(B)

The Bonds shall be redeemed in whole, but not in part, by the Issuer prior to maturity at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date, within 60 days after the Loan Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in the Loan Agreement as a result of any changes in the Constitution of the State or the Constitution of the United States of America or of the enactment or amendment of any statute or administrative rule (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state of federal) entered after the contest thereof by the Company in good faith.

Mandatory Sinking Fund Redemption

The Bonds are subject to mandatory sinking fund redemption prior to maturity as provided in Section 308 of the Indenture at a redemption price equal to 100% of the principal amount thereof set forth below, plus accrued interest, if any, to the redemption date on November 1 in each of the years set forth below:

Year	Principal Amount Installment	Year	Principal Amount Installment
2009	$265,000	2017	$470,000
2010	285,000	2018	505,000
2011	305,000	2019	540,000
2012	325,000	2020	580,000
2013	350,000	2021	625,000
2014	375,000	2022	675,000
2015	405,000	2023	725,000
2016	435,000	2024*	775,000

* Final maturity

A-2

EXHIBIT B

SUMMARY OF PLACEMENT AGENT COMPENSATION

THE INDUSTRIAL DEVELOPMENT CORPORATION OF GOODING COUNTY, IDAHO
$7,640,000
SOLID WASTE DISPOSAL REVENUE BONDS
(INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC PROJECT) SERIES 2006

CERTIFICATE OF THE PLACEMENT AGENT PURSUANT TO SECTION 9(b) OF THE BOND PLACEMENT AGREEMENT

Dated: November 7, 2006

Name of Borrower:  Intrepid Technology and Resources Biogas, LLC

Par Amount of Bonds:  $7,640,000

Placement Agent Compensation

Placement Agent	Placement Fee	Administrative Fees	Total Fees
Ferris, Baker Watts, Incorporated	$171,900	$16,181.07	$188,081.07

Submit completed form so that it is received not later than the scheduled closing by mail to Gooding County IDC, c/o Gooding County Courthouse, 624 Main Street, Gooding, Idaho 83330, Attention:  President; Telecopy number (208) 934-5085.

IN WITNESS WHEREOF, I have executed this certificate as of the date set forth above.

FERRIS, BAKER WATTS, INCORPORATED

By:

Name:

Tina K. Neal

Title:

Senior Vice President

B-1